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                                                                 EXHIBIT 23
                                                                 ----------

                        CONSENT OF INDEPENDENT ACCOUNTS

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 333-23055 and No. 333-23057) of Mountbatten, Inc. of our report dated February 21, 1997 which appears in this Annual Report on Form 10-KSB.




PRICE WATERHOUSE LLP
Boston, Massachusetts
March 27, 1997